UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: September 27, 2017

(Date of earliest event reported)

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

950 Tower Lane, Suite 900, Foster City, CA		94404
(Address of principal executive offices)		(Zip Code)

(650) 358-3456

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of matters to a vote of Security Holders.

On September 27, 2017, SciClone Pharmaceuticals, Inc., a Delaware corporation (the “Company”), held a special meeting (the “Special Meeting”) of the stockholders of the Company (the “Stockholders”) in connection with the transaction contemplated by that certain Agreement and Plan of Merger, dated June 7, 2017 (the “Merger Agreement”), between the Company, Silver Biotech Investment Limited, a company organized under the laws of the Cayman Islands (“Holdco”), and Silver Delaware Investment Limited, a Delaware corporation and wholly owned subsidiary of Holdco (“Merger Sub”), under which Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing after the Merger as the surviving corporation and subsidiary of Holdco.

At the Special Meeting, shares constituting a quorum to conduct business were present in person or by proxy, and all proposals considered and voted on by the Stockholders at the Special Meeting were approved. The proposals are described in detail in the Company’s definitive proxy statement filed on August 18, 2017 with the Securities and Exchange Commission (the “SEC”) and the supplemental disclosures filed with the SEC in the Company’s Report on Schedule 14A on September 15, 2017.

The following summarizes each of the proposals and the voting results thereon:

Proposal 1 – Approval of the Merger Agreement and the Merger

At the Special Meeting, the Stockholders voted on the proposal to approve and adopt the Merger Agreement and approve the Merger and other transactions contemplated by the Merger Agreement.

Votes For	Votes Against	Abstentions
35,567,334	321,412	813,487

Proposal 2 – Adjournment of the Special Meeting

At the Special Meeting, the Stockholders voted on the proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve and adopt the Merger Agreement and approve the Merger at the time of the Special Meeting.

Votes For	Votes Against	Abstentions
32,924,298	2,927,878	850,057

Proposal 3 – Advisory Vote to Approve Merger-Related Compensation

At the Special Meeting, the Stockholders voted on the non-binding, advisory proposal to approve certain compensation payable or that may become payable to the Company’s named executive officers in connection with the Merger.

Votes For	Votes Against	Abstentions
34,585,579	1,191,574	925,080

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2017	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ Wilson W. Cheung
Wilson W. Cheung

Chief Financial Officer and Senior Vice President, Finance